Exhibit 99.1

SAMSON OIL & GAS LIMITED – FINAL ALLOTMENT AND ISSUE OF SHARES AND OPTIONS

Denver 2200 hours August 26th, Perth 1100 hours August 27th, 2013

Further to the announcement made on Wednesday 21 August 2013, the Directors of Samson Oil & Gas Limited (“Samson” or the “Company”) advise that the Company has completed the final allotment of 138,609,746 ordinary fully paid shares together with 55,443,898 free attaching options. The allotment relates to the placement of a portion of the shortfall from the Company’s non-renounceable rights issue and was placed with Australian investors.

An Appendix 3B for the allotment is attached.

About Samson Oil & Gas Limited

Samson’s Ordinary Shares are traded on the Australian Securities Exchange under the symbol "SSN". Samson's American Depository Shares (ADSs) are traded on the New York Stock Exchange MKT under the symbol "SSN". Each ADS represents 20 fully paid Ordinary Shares of Samson. Samson has a total of 2,772 million ordinary shares issued and outstanding (including 224,688,392 million options exercisable at AUD 3.8 cents), which would be the equivalent of 138.6 million ADSs. Accordingly, based on the NYSE MKT closing price of US$0.48 per ADS on August 26th, 2013 the Company has a current market capitalization of approximately US$66.5 million (the options have been valued at an exchange rate of 0.9040). Correspondingly, based on the ASX closing price of A$0.028 for ordinary shares and an closing price of A$0.012 for the 2017 options, on August 26th, 2013, the Company has a current market capitalization of approximately A$74 million.

SAMSON OIL & GAS LIMITED

For further information please contact, Terry Barr, CEO on 303 296 3994 (US office) or 970 389 5047 (US cell)

TERRY BARR
Managing Director

Statements made in this press release that are not historical facts may be forward looking statements, including but not limited to statements using words like “may”, “believe”, “expect”, “anticipate”, “should” or “will.”

Actual results may differ materially from those projected in any forward-looking statement. There are a number of important factors that could cause actual results to differ materially from those anticipated or estimated by any forward looking information, including uncertainties inherent in estimating the methods, timing and results of exploration activities.

A description of the risks and uncertainties that are generally attendant to Samson and its industry, as well as other factors that could affect Samson’s financial results, are included in the prospectus and prospectus supplement for Samson’s recently concluded Rights Offering as well as in the Company's annual report to the U.S. Securities and Exchange Commission on Form 10-K, which are available at www.sec.gov/edgar/searchedgar/webusers.htm.

Appendix 3B

New issue announcement

Rule 2.7, 3.10.3, 3.10.4, 3.10.5

Appendix 3B

New issue announcement,

application for quotation of additional securities

and agreement

Information or documents not available now must be given to ASX as soon as available. Information and documents given to ASX become ASX’s property and may be made public.

Introduced 01/07/96 Origin: Appendix 5 Amended 01/07/98, 01/09/99, 01/07/00, 30/09/01, 11/03/02, 01/01/03, 24/10/05, 01/08/12

Name of entity
SAMSON OIL & GAS LIMITED

ABN
25 009 069 005

We (the entity) give ASX the following information.

Part 1 - All issues

You must complete the relevant sections (attach sheets if there is not enough space).

1	+Class of +securities issued or to be issued	1) Ordinary fully paid shares 2) Options

2	Number of +securities issued or to be issued (if known) or maximum number which may be issued	1) 138,609,746 ordinary fully paid shares together with 2) 55,443,898 free attaching options

3	Principal terms of the +securities (eg, if options, exercise price and expiry date; if partly paid +securities, the amount outstanding and due dates for payment; if +convertible securities, the conversion price and dates for conversion)	1) Ordinary fully paid shares 2) Options are exercisable at 3.8 cents each and expire on 31 March 2017

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

4

Do the +securities rank equally in all respects from the date of allotment with an existing +class of quoted +securities?

If the additional securities do not rank equally, please state:

•  the date from which they do

•  the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

•  the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

1) The shares will rank equally with existing fully paid ordinary shares from the date of allotment

2) No, however the shares issued as a result of these options will rank equally with existing fully paid ordinary shares from the date of allotment

5	Issue price or consideration	1) 2.5 cents per share 2) nil per option

6	Purpose of the issue (If issued as consideration for the acquisition of assets, clearly identify those assets)

The proceeds from the placement will be

used to fund planned infill development

drilling programs on the Company’s North

Stockyard and Rainbow Projects as well as

for general corporate purposes and working

capital needs.

6a

Is the entity an +eligible entity that has obtained security holder approval under rule 7.1A?

If Yes, complete sections 6b – 6h in relation to the +securities the subject of this Appendix 3B, and comply with section 6i

No

6b	The date the security holder resolution under rule 7.1A was passed

6c	Number of +securities issued without security holder approval under rule 7.1

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

6d	Number of +securities issued with security holder approval under rule 7.1A

6e	Number of +securities issued with security holder approval under rule 7.3, or another specific security holder approval (specify date of meeting)

6f	Number of securities issued under an exception in rule 7.2

6g	If securities issued under rule 7.1A, was issue price at least 75% of 15 day VWAP as calculated under rule 7.1A.3? Include the issue date and both values. Include the source of the VWAP calculation.

6h	If securities were issued under rule 7.1A for non-cash consideration, state date on which valuation of consideration was released to ASX Market Announcements

6i	Calculate the entity’s remaining issue capacity under rule 7.1 and rule 7.1A – complete Annexure 1 and release to ASX Market Announcements

7	Dates of entering +securities into uncertificated holdings or despatch of certificates	27 August 2013

		Number	+Class
8	Number and +class of all +securities quoted on ASX (including the securities in section 2 if applicable)	2,547,617,329 224,688,392	Ordinary fully paid Options exercisable at 3.8 cents each, expiring 31/03/2017

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

		Number	+Class
9	Number and +class of all +securities not quoted on ASX (including the securities in section 2 if applicable)	1,000,000 60,500,000 4,000,000 4,000,000

Options exercisable at 20 cents, expiring 30 November 2013

Options exercisable at 8 cents, expiring 31 December 2014

Options exercisable at 16.4 cents, expiring 31 December 2014

Options exercisable at 15.5 cents, expiring 31 October 2015

10	Dividend policy (in the case of a trust, distribution policy) on the increased capital (interests)	No change from existing policy in ordinary shares

Part 2 - Bonus issue or pro rata issue

11	Is security holder approval required?

12	Is the issue renounceable or non-renounceable?

13	Ratio in which the +securities will be offered

14	+Class of +securities to which the offer relates

15	+Record date to determine entitlements

16	Will holdings on different registers (or subregisters) be aggregated for calculating entitlements?

17	Policy for deciding entitlements in relation to fractions

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

18

Names of countries in which the entity has +security holders who will not be sent new issue documents

Note: Security holders must be told how their entitlements are to be dealt with.

Cross reference: rule 7.7.

19	Closing date for receipt of acceptances or renunciations

20	Names of any underwriters

21	Amount of any underwriting fee or commission

22	Names of any brokers to the issue

23	Fee or commission payable to the broker to the issue

24	Amount of any handling fee payable to brokers who lodge acceptances or renunciations on behalf of +security holders

25	If the issue is contingent on +security holders’ approval, the date of the meeting

26	Date entitlement and acceptance form and prospectus or Product Disclosure Statement will be sent to persons entitled

27	If the entity has issued options, and the terms entitle option holders to participate on exercise, the date on which notices will be sent to option holders

28	Date rights trading will begin (if applicable)

29	Date rights trading will end (if applicable)

+ See chapter 19 for defined terms.

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New issue announcement

30	How do +security holders sell their entitlements in full through a broker?

31	How do +security holders sell part of their entitlements through a broker and accept for the balance?

32	How do +security holders dispose of their entitlements (except by sale through a broker)?

33	+Despatch date

Part 3 - Quotation of securities

You need only complete this section if you are applying for quotation of securities

34	Type of securities (tick one)
(a)	☒	Securities described in Part 1

(b)	☐

All other securities

Example: restricted securities at the end of the escrowed period, partly paid securities that become fully paid, employee incentive share securities when restriction ends, securities issued on expiry or conversion of convertible securities

Entities that have ticked box 34(a)

Additional securities forming a new class of securities

Tick to indicate you are providing the information or documents

35	☐	If the +securities are +equity securities, the names of the 20 largest holders of the additional +securities, and the number and percentage of additional +securities held by those holders

36	☐

If the +securities are +equity securities, a distribution schedule of the additional +securities setting out the number of holders in the categories

1 - 1,000

1,001 - 5,000

5,001 - 10,000

10,001 - 100,000

100,001 and over

37	☐	A copy of any trust deed for the additional +securities

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

Entities that have ticked box 34(b)

38	Number of securities for which +quotation is sought

39	Class of +securities for which quotation is sought

40

Do the +securities rank equally in all respects from the date of allotment with an existing +class of quoted +securities?

If the additional securities do not rank equally, please state:

•  the date from which they do

•  the extent to which they participate for the next dividend, (in the case of a trust, distribution) or interest payment

•  the extent to which they do not rank equally, other than in relation to the next dividend, distribution or interest payment

41	Reason for request for quotation now Example: In the case of restricted securities, end of restriction period (if issued upon conversion of another security, clearly identify that other security)

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

		Number	+Class
42	Number and +class of all +securities quoted on ASX (including the securities in clause 38)

Quotation agreement

1	+Quotation of our additional +securities is in ASX’s absolute discretion. ASX may quote the +securities on any conditions it decides.

2	We warrant the following to ASX.

•	The issue of the +securities to be quoted complies with the law and is not for an illegal purpose.

•	There is no reason why those +securities should not be granted +quotation.

•	An offer of the +securities for sale within 12 months after their issue will not require disclosure under section 707(3) or section 1012C(6) of the Corporations Act.

Note: An entity may need to obtain appropriate warranties from subscribers for the securities in order to be able to give this warranty

•	Section 724 or section 1016E of the Corporations Act does not apply to any applications received by us in relation to any +securities to be quoted and that no-one has any right to return any +securities to be quoted under sections 737, 738 or 1016F of the Corporations Act at the time that we request that the +securities be quoted.

•	If we are a trust, we warrant that no person has the right to return the +securities to be quoted under section 1019B of the Corporations Act at the time that we request that the +securities be quoted.

3	We will indemnify ASX to the fullest extent permitted by law in respect of any claim, action or expense arising from or connected with any breach of the warranties in this agreement.

4	We give ASX the information and documents required by this form. If any information or document not available now, will give it to ASX before +quotation of the +securities begins. We acknowledge that ASX is relying on the information and documents. We warrant that they are (will be) true and complete.

+ See chapter 19 for defined terms.

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Appendix 3B

New issue announcement

Sign here:		Date: 27 August 2013
Company Secretary

Print name:	DENIS RAKICH

== == == == ==

+ See chapter 19 for defined terms.

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